UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2008

Unit Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-9260	73-1283193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7130 South Lewis, Suite 1000, Tulsa, Oklahoma	74136
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 493-7700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On December 31, 2008, the Company, finalized certain amendments to the following Company-sponsored plans: the Separation Benefit Plan of Unit Corporation and Participating Subsidiaries, the Special Separation Benefit Plan of Unit Corporation and Participating Subsidiaries, and the Unit Corporation Separation Benefit Plan for Senior Management (collectively, the "Plans").  The changes were made to bring the Plans into compliance with Section 409A of the Internal Revenue Code of 1986, as amended ("Section 409A").

Section 409A changed the income tax treatment of nonqualified deferred compensation plans and imposed new requirements on both the terms and operation of such plans.  Although Section 409A’s provisions have been in effect since 2005 and employers have been required to operate in good faith since that time, final regulations under Section 409A were not issued until 2007 and companies must now amend affected nonqualified deferred compensation plans by December 31, 2008, to ensure that they comply with the Section 409A final rules.

The key amendments to the Plans address Section 409A requirements with respect to, among other things, when distributions may be made, the timing of payments, and the circumstances under which employees become eligible to receive benefits.  The descriptions of the amendments set forth above are qualified in all respects by reference to the full text of the Plans which are filed as Exhibit 10.1, 10.2 and 10.3 to this Form 8-K and incorporated by reference in this Item 5.02(e).  Additional information regarding the Plans (before the above-described amendments) can also be found in the Company’s proxy statement for its 2008 annual stockholders meeting, which was filed with the Securities and Exchange Commission on March 14, 2008.

Contemporaneously with these Section 409A amendments, the Company made certain other non-Section 409A amendments to the Plans.  None of the amendments materially increase the benefits, grants or awards issuable under the Plans.

The amendments to the Plans are effective as of December 31, 2008.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Shell Company Transactions.

Not Applicable

(d)	Exhibits.

Exhibit No.	Description
10.1	Separation Benefit Plan of Unit Corporation and Participating Subsidiaries
10.2	Special Separation Benefit Plan of Unit Corporation and Participating Subsidiaries
10.3	Unit Corporation Separation Benefit Plan for Senior Management

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unit Corporation

Date: January 6, 2009	By: /s/ Mark E. Schell
Mark E. Schell
Senior Vice President
and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Separation Benefit Plan of Unit Corporation and Participating Subsidiaries
10.2	Special Separation Benefit Plan of Unit Corporation and Participating Subsidiaries
10.3	Unit Corporation Separation Benefit Plan for Senior Management